UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

March 15, 2007

THE CHEESECAKE FACTORY INCORPORATED

(Exact Name of Registrant as Specified in its Charter)

Delaware	0-20574	51-0340466
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

26901 Malibu Hills Road

Calabasas Hills, California 91301

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:

(818) 871-3000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14.d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 8 –       OTHER EVENTS

ITEM 8.01                         OTHER EVENTS

In a press release dated March 15, 2007, The Cheesecake Factory Incorporated announced that it will host an Investor Day on Tuesday, March 20, 2007.  Due to limited space, attendance at the event is by invitation only.

The presentations are scheduled to begin at 9:00 a.m. Pacific Time and will continue until approximately 12:30 p.m.  A live webcast will be available on the Company’s website at thecheesecakefactory.com and can be accessed by clicking on the “Investors” link from the home page.  A replay of the webcast will be available following the live presentation through April 19, 2007.

The full text of this press release is attached as Exhibit 99.1 to this report and is incorporated herein by reference.

1

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS

(d)   Exhibits

99.1

Press release dated March 15, 2007 entitled, “The Cheesecake Factory to Host Investor Day on March 20, 2007”

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 15, 2007	THE CHEESECAKE FACTORY INCORPORATED

	By:	/s/ MICHAEL J. DIXON
Michael J. Dixon
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description
99.1	Press release dated March 15, 2007 entitled, “The Cheesecake Factory to Host Investor Day on March 20, 2007